Exhibit 10.4
Execution Version
COUNTERPART AGREEMENT
     This COUNTERPART AGREEMENT, dated June 1, 2011 (this “Counterpart Agreement”) is delivered pursuant to that certain Credit and Guaranty Agreement, dated as of November 23, 2010 (as it may be amended, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Grifols Inc., a Delaware corporation (the “U.S. Borrower”), a wholly-owned subsidiary of Grifols, S.A., a sociedad anónima organized under the laws of the Kingdom of Spain (in such capacity thereunder the “Parent”, in its capacity as borrower thereunder the “Foreign Borrower”, and jointly with the U.S. Borrower the “Borrowers”), the Parent and certain Subsidiaries of the Parent, as Guarantors, the Lenders party thereto from time to time, and Deutsche Bank AG New York Branch (“DBNY”), as Administrative Agent (together with its permitted successors in such capacity, the “Administrative Agent”) and as Collateral Agent (together with its permitted successors in such capacity, the “Collateral Agent”).
     Section 1. Pursuant to Section 5.12 of the Credit Agreement, the undersigned hereby:
     (a) agrees that this Counterpart Agreement may be attached to the Credit Agreement and that by the execution and delivery hereof, the undersigned becomes a Guarantor under the Credit Agreement and agrees to be bound by all of the terms thereof;
     (b) represents and warrants that each of the representations and warranties set forth in the Credit Agreement and each other Loan Document and applicable to the undersigned is true and correct both before and after giving effect to this Counterpart Agreement, except to the extent that any such representation and warranty relates solely to any earlier date, in which case such representation and warranty is true and correct as of such earlier date;
     (c) no event has occurred or is continuing as of the date hereof, or will result from the transactions contemplated hereby on the date hereof, that would constitute an Event of Default or a Default;
     (d) agrees, to irrevocably, unconditionally, jointly and severally with the other Guarantors, to guaranty the due and punctual payment in full of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)) and in accordance with Article VII of the Credit Agreement; and
     Section 2. The undersigned agrees from time to time, upon request of Administrative Agent, to take such additional actions and to execute and deliver such additional documents and instruments as Administrative Agent may request to effect the transactions contemplated by, and to carry out the intent of, this Agreement. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Agreement) against whom enforcement of such change, waiver, discharge or termination is sought. Any notice or other communication herein required or permitted to be given shall be given pursuant to Section 10.01 of the Credit Agreement, and for all purposes thereof, the notice address of the undersigned shall be the address as set forth on the signature page hereof. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
     THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.
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IN WITNESS WHEREOF, the undersigned has caused this Counterpart Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written.

BIOMAT USA, INC.
By:	/s/ David Bell
Name:
Title:

GRIFOLS BIOLOGICALS, INC.
By:	/s/ David Bell
Name:
Title:

TELECRIS BIOTHERAPEUTICS, INC.
By:	/s/ David Bell
Name:
Title:

TELECRIS PLASMA RESOURCES INC.
By:	/s/ David Bell
Name:
Title:

MOVACO, S.A.
By:	/s/ Victor Grifols Roura
Name:
Title:

DIAGNOSTIC GRIFOLS, S.A.
By:	/s/ Victor Grifols Roura
Name:
Title:

INSTITUTO GRIFOLS, S.A.
By:	/s/ Victor Grifols Roura
Name:
Title:

Counterpart Agreement

LABORATORIES GRIFOLS, S.A.
By:	/s/ Victor Grifols Roura
Name:
Title:

GRIFOLS ITALIA S.P.A.
By:	/s/ Victor Grifols Roura
Name:
Title:

TELECRIS BIOTHERAPEUTICS GMBH
By:	/s/ Thierry Heinrich
	Name:	Thierry Heinrich
	Title:	Managing Director

Address for Notices:
U.S. Borrower and all U.S. Subsidiaries:
GRIFOLS INC.
2410 Lillyvale Ave.
Los Angeles,CA
90032-3514
Attention: David Bell
Facsimile: 323-441-7151
Parent, Foreign Borrower and all Foreign Subsidiaries:
GRIFOLS S.A.
Avinguda de la Generalitar, 152
Parque empresarial Can Sant Joan
08174 Sant Cugat del Vallès, Barcelona — Spain
Attention: Alfredo Arroyo
Facsimile: 34 934 102 513
In each case, with a copy to:
Proskauer Rose LLP
11 Times Square
New York, NY 10036-8299
Attention: Carlos E. Martinez
Facsimile: 212-969-2900
Counterpart Agreement

LABORATORIES GRIFOLS, S.A.
By:
Name:
Title:

GRIFOLS ITALIA S.P.A.
By:
Name:
Title:

TELECRIS BIOTHERAPEUTICS GMBH
By:	/s/ Thierry HEINRICH
	Name:	Thierry HEINRICH
	Title:	Managing Director

Address for Notices:
U.S. Borrower and all U.S. Subsidiaries:
GRIFOLS INC.
2410 Lillyvale Ave.
Los Angeles, CA
90032-3514
Attention: David Bell
Facsimile: 323-441-7151
Parent, Foreign Borrower and all Foreign Subsidiaries:
GRIFOLS S.A.
Avinguda de la Generalitat, 152
Parque empresarial Can Sant Joan
08174 Sant Cugat del Vallès, Barcelona- Spain
Attention: Alfredo Arroyo
Facsimile: 34 934 102 513
In each case, with a copy to:
Proskauer Rose LLP
11 Times Square
New York, NY 10036-8299
Attention: Carlos E. Martinez
Facsimile: 212-969-2900
Counterpart Agreement

ACKNOWLEDGED AND ACCEPTED,
as of the date above first written:
DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent and Collateral Agent

By:	/s/ Carin Keegan
	Name:	Carin Keegan
	Title:	Director

By:	/s/ Erin Morrissey
	Name:	Erin Morrissey
	Title:	Director

Counterpart Agreement